Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
On February 9, 2026, the Parent Company completed the spin-off to BD shareholders of its former Biosciences and Diagnostic Solutions business and the combination of the business with Waters Corporation (“Waters”) in a Reverse Morris Trust transaction (the “Transaction”). Consistent with other BD shareholders, the Master Trust received 0.135 shares of Waters for every share of Parent Company stock owned as of February 5, 2026, the record date for the Transaction.

In preparation of the Transaction, effective February 8, 2026, sponsorship of the Plan was transferred from the Company to BD Puerto Rico LLC (“BD Puerto Rico”). Employees of the Company who were expected to continue employment with a Parent Company subsidiary were transferred to BD Puerto Rico prior to the closing of the Transaction. As a result of the Transaction, the Company transferred to Waters.
Pursuant to the terms of the Transaction, Company employees that were participating in the Plan as of February 9, 2026 will continue to participate in the Plan through the earlier of December 31, 2026 or the date they cease to meet the Plan’s eligibility requirements.